UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2013 (October 28, 2013)

HCA HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-11239	27-3865930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Park Plaza, Nashville, Tennessee		37203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 344-9551

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On October 29, 2013, HCA Holdings, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company and Goldman, Sachs & Co. (the “Underwriter”) and the selling shareholders listed on Schedule A thereto (the “Selling Shareholders”), relating to the underwritten offering of 30,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Secondary Offering”) pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-175791), filed on December 10, 2012, as supplemented by the prospectus supplement dated October 29, 2013. All of the Shares are being sold by the Selling Shareholders. Pursuant to the Underwriting Agreement, the Underwriter purchased the Shares at a price of $46.92 per share in a transaction that was completed on November 1, 2013.

The description of the Underwriting Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 1.1.

Share Repurchase Agreement

On October 28, 2013, the Company entered into a Share Repurchase Agreement (the “Share Repurchase Agreement”) with Hercules Holdings II, LLC (“Hercules”). Concurrent with the closing of the Secondary Offering, the Company purchased 10,656,436 shares from Hercules at a price equal to the price at which the Underwriter purchased the shares in the Secondary Offering.

The description of the Share Repurchase Agreement is qualified in its entirety by the terms of such agreement, which is incorporated herein by reference and attached to this report as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 29, 2013, among HCA Holdings, Inc., the Selling Shareholders named on Schedule A thereto, and Goldman Sachs, & Co., as Underwriter

5.1	Opinion of Simpson Thacher & Bartlett LLP

10.1	Share Repurchase Agreement, dated as of October 28, 2013, by and between HCA Holdings, Inc. and Hercules Holdings II, LLC

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HOLDINGS, INC. (Registrant)

By:	/s/ R. Milton Johnson
R. Milton Johnson
President and Chief Financial Officer

Date: November 1, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 29, 2013, among HCA Holdings, Inc., the Selling Shareholders named on Schedule A thereto, and Goldman, Sachs & Co., as Underwriter

5.1	Opinion of Simpson Thacher & Bartlett LLP

10.1	Share Repurchase Agreement, dated as of October 28, 2013, by and between HCA Holdings, Inc. and Hercules Holdings II, LLC

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

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